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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest reported): NOVEMBER 11, 2002


                         THE PEPSI BOTTLING GROUP, INC.
             (Exact name of registrant as specified in its chapter)


DELAWARE                           1-14893                    13-4038356
(State or other jurisdiction       (Commission               (IRS Employer
of incorporation                   File Number)              Identification No.)

                         ONE PEPSI WAY, SOMERS, NY 10589
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (914) 767-6000

ITEM 5. OTHER EVENTS.

         On November 11, 2002, The Pepsi Bottling Group, Inc. ("PBG") Board of Directors announced that it has named John T. Cahill Chairman-Elect of the Company. Craig E. Weatherup, Chairman of PBG since its separation from PepsiCo in November 1998, announced his intention to retire in early 2003, at which time the Board plans to elect Mr. Cahill as his successor. Mr. Weatherup, 57, will remain on PBG's Board of Directors. Mr. Cahill, 45, will continue to serve as Chief Executive Officer of PBG, as he has since September 2001. He has served on PBG's Board of Directors since the Company's initial public offering in 1999. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Exhibit 99.1      Press release dated November 11, 2002.



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                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE PEPSI BOTTLING GROUP, INC.
                                                  (Registrant)

                                            /s/ Pamela C. McGuire
Date November 11, 2002                   _____________________________
                                                   (Signature)
                                       PAMELA C. MCGUIRE, SENIOR VICE PRESIDENT,
                                          GENERAL COUNSEL AND SECRETARY